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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 2000


                              HTTP TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Utah                           0-26886                13-3758042
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)

                16 Curzon Street, London W1Y 7FF, United Kingdom
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   (Address of Principal Executive Offices)              (Zip Code)

                               011-44 20 7409-1600
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              (Registrant's Telephone Number, Including Area Code)

                             Internet Holdings, Inc.
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          (Former name or former address, if changed since last report)




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ITEM 5.    OTHER EVENTS.

         On October 10, 2000, the Company amended its Articles of Incorporation to change its corporate name to HTTP Technology, Inc., and to authorize shareholder action without a meeting when one or more consents in writing, setting forth the action, are signed by the holders of a majority of the outstanding shares that would be entitled to vote on the action at a meeting. Both amendments were approved by a majority of the shareholders of the Company at the Company's Annual Meeting. A Proxy Statement setting forth the details of the amendments was distributed to shareholders on September 22, 2000.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

          3       Articles of Amendment to the Articles of Incorporation,
filed with the Secretary of State of Utah on October 12, 2000.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     HTTP TECHNOLOGY, INC.

                                     By:  /s/ STEFAN ALLESCH-TAYLOR
                                     -------------------------------------
                                     Stefan Allesch-Taylor
                                     President


Date:  October 17, 2000